Exhibit 99.3

First Quarter 202 3 Financial Results May 9 , 202 3

2 Welcome and Participants Dr. Jeffrey Graves President & Chief Executive Officer Michael Turner Executive Vice President & Chief Financial Officer Andrew Johnson Executive Vice President, Chief Corporate Development Officer & Chief Legal Officer Mick McCloskey Vice President, Treasury & Investor Relations To participate via phone, please dial: 1 - 201 - 689 - 8345

Certain statements made in this presentation that are not statements of historical or current facts are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward - looking statements . In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology . Forward - looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company . The factors described under the headings “Forward - Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward - looking statements . Although management believes that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved . The forward - looking statements included are made only as the date of the statement . 3 D Systems undertakes no obligation to update or revise any forward - looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10 - K and Part II of our Quarterly Reports on Form 10 - Q filed with the SEC as well as other information about us in our filings with the SEC . These are available at www . SEC . gov . 3 Forward Looking Statements

Dr. Jeffrey Graves President & Chief Executive Officer 4

End - to - End Solutions for Major Markets 5 Patient - matched acetabular tri - flange, for complex tumor resection and reconstruction Healthcare Industrial Collaboration with TE Connectivity to jointly develop an AM solution for electrical connectors

Cranial Surgery Success Story 6 University Hospital Salzburg Salzburg, Austria - April 2023 1st clinical implantation of PEEK cranial device printed on a Kumovis printer

Oqton Software for Dental Applications Advanced AI - enabled Manufacturing OS accelerates automation of digital production workflows in dental labs using additive manufacturing to improve efficiencies and reduce cost • Several hundred dental labs now using the Oqton platform to manage their operations • Overwhelmingly positive customer feedback; churn rates ranging from - 20% to - 30% • Production efficiency gains exceeded 50% in first year of implementation • LTV / CAC > 5

Progress in Regenerative Medicine

h-VIOS$_{16}$



Cells on proprietary h-VIOS biomaterial show desired morphology and distribution.

Algorithm-generated vasculature design



Microscope image of bioprinted scaffold



Microscope image of perfused scaffold



2000 µm scale bar
Vasculature perfused with green fluorescent beads

100+ scaffolds/week

Industry-leading capacity of sterile scaffold production in new state-of-the-art cleanroom facility





Systemic Bio secures its first multi-year contract with top pharmaceutical company for oncology drug discovery and development efforts

Expanding Our Portfolio Organically and Inorganically 9 April 2023 – 3D Systems agrees to acquire Wematter • Gravity Essential, Essential+ and Enterprise line of SLS printers • 20 Material types • Affordable, turnkey, closed - loop solutions that make SLS accessible for smaller environments Wematter SLS SLA 750 Dual • On track for Summer release • 2x speed and 3x throughput improvements • Industry leader in print size, speed, accuracy and resolution • Unmatched finish and mechanical performance

10 Driving Profitability in 2023 and Beyond x Expanded restructuring effort x Managing cost structure to align with uncertain macroeconomic environment x Previous investments in productivity enabling us to harvest more cost efficiencies x Increasing FY 2023 Non - GAAP adjusted EBITDA guidance to reflect impact of restructuring

Michael Turner Chief Financial Officer 11

12 Seasonality and FY’23 Revenue Expectations Historic (2021) Revenue by Quarter* Q4’21 Q3’21 Q2’21 Q1’21 28% 25% 25% 22% Expect quarterly distribution of revenue in 2023 to be similar to 2021 • FY’22 did not follow historical seasonality patterns • Q1’23 in - line with normal seasonality • Reiterating FY’23 guidance for revenue between $545 million - $575 million *Excludes revenue from divestitures

13 First Quarter Revenue Summary ($ in millions except percentages) See Appendix for Reconciliation of Revenue adjusted for constant currency Expect mid - teens revenue growth for FY’23 ex. dental markets on a constant currency basis - 46% +22% +9% 1Q’23 revenue ex. dental markets grew over 12% from prior year on a constant currency basis

14 Gross Profit Margin (Non - GAAP) Q1 2023 vs. Q1 2022 • Input cost inflation • Unfavorable product mix Q1 2023 vs. Q4 2022 • Normal seasonal sales trends impact fixed cost leverage See A ppendix for a reconciliation of N on - GAAP Gross Profit Margin 41% 38% 40% 41% 39% 30% 35% 40% 45% 50% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Non - GAAP GPM Reiterate expectation for FY’23 Non - GAAP GP Margins between 40 - 42%

15 Earnings (non - GAAP) • Adjusted EBITDA decreased to negative $10 million dollars in Q1 2023 compared to Q1 2022 • Net loss of $(29.4) million dollars • Diluted loss per share of $(0.23), and diluted non - GAAP loss per share of $(0.09) • Above results due to: • Lower sales volumes in dental orthodontics market • Inflationary impact on input costs • Continued investments in growth areas Adj. EBITDA Margin % is defined as Non - GAAP Operating Income plus Depreciation divided by Revenue See A ppendix for a reconciliation of Non - GAAP Operating Income and Adjusted EBITDA. See Appendix for reconciliation of GAAP and Non - GAAP Net Loss per share. Q1’23 performance in - line with internal expectations; remain committed to FY’23 EBITDA profitability

16 Strong Balance Sheet • Ended the quarter with $ 530 million dollars of cash and short - term investments on hand • Sufficient cash to support organic growth, including in regenerative medicine • Continued focus on operational execution and integration of recent acquisitions Committed to achieving break even or better free cash flow in FY’23

17 Revising FY 2023 Outlook Guidance Commentary Metric $545 million - $575 million Reiterate Revenue 40% - 42% Reiterate Non - GAAP Gross Margin % $2 million or better INCREASE Non - GAAP Adjusted EBITDA Break even or better Reiterate Free Cash Flow

18 Q&A Session 1 - 201 - 689 - 8345

Dr. Jeffrey Graves President & Chief Executive Officer 19

20 Thank You Find out more at: www.3dsystems.com

©202 2 3D Systems, Inc. | All Rights Reserved. Appendix

22 Presentation of Information 3 D Systems reports its financial results in accordance with GAAP . Management also reviews and reports certain non - GAAP measures, including : non - GAAP revenue excluding divestitures and on a constant currency basis (sometimes referred to as excluding divestitures and FX effects), non - GAAP Gross profit, non - GAAP Gross profit margin, non - GAAP Operating expenses, non - GAAP Operating (loss)/income, non - GAAP Interest and other income/(expense), net, non - GAAP Net income (loss), non - GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin . These non - GAAP measures exclude certain special items that management does not view as part of 3 D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results . Management believes that the non - GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period - over - period results . Additionally, management uses the non - GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets . 3 D Systems’ non - GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies . These non - GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP . A reconciliation of GAAP to non - GAAP financial measures is provided in the accompanying schedules in the Appendix . 3 D Systems does not provide forward - looking guidance for certain measures on a GAAP basis . The company is unable to provide a quantitative reconciliation of forward - looking non - GAAP gross profit margins, Adjusted EBITDA and free cash flow to the most directly comparable forward - looking GAAP measures without unreasonable effort because certain items, including litigation costs, acquisition expenses, stock - compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate . These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially .

Balance Sheets 23

Statement of Operations 24

Statement of Cash Flows 25

Reconciliation of Revenue to Non - GAAP Revenue (in thousands except percentages, unaudited) 26

Gross Profit and Gross Profit Margin Reconciliation (in thousands except percentages, unaudited) 27

Adjust EBITDA reconciliation (in thousands except percentages, unaudited) 28

Earnings per Share Reconciliation (in dollars, unaudited) 29